Exhibit 23.1

                        [Arthur Anderson LLP Letterhead]


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated April 25, 1996 included in Registration Statement File No. 333- 16425 and to all references to our firm.

/s/ Arthur Andersen LLP

Atlanta, Georgia
January 9, 1997